Exhibit (b4-5)

                           FOURTEENTH AMENDMENT TO THE
                              CAPITOL BANCORP LTD.
                    EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN

     The Capitol Bancorp Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective January 10, 2001 by adding the following participating employer at the end of the list contained:

       Name of                Type of          State of             Date of
      Employer                Entity         Organization        Participation
      --------                ------         ------------        -------------

   Sunrise Bank of          Bank Corp.        California           1/10/2001
      San Diego


                                        CAPITOL BANCORP LIMITED

Dated:     1/23/01                      By: /s/ Joseph D. Reid
      --------------------                  ------------------------------------
                                            Joseph D. Reid
                                            Chairman and CEO


                                        SUNRISE BANK OF SAN DIEGO

Dated:     1/23/01                      By: /s/ Janice Kassebaum
      --------------------                  ------------------------------------
                                            Janice Kassebaum,
                                            Chief Executive Officer